HGI	Exchange Traded Funds	|	9.28.2016
Guggenheim ETFs Summary Prospectus

NYSE ARCA, Inc. Ticker Symbol	Fund Name
HGI	Guggenheim International Multi-Asset Income ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at guggenheiminvestments.com. You can also get this information at no cost by calling 800.820.0888 or by sending an e-mail request to etfinfo@guggenheiminvestments.com. The Fund’s prospectus and statement of additional information, each dated September 28, 2016, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Sku # ETF-SUMPRO-HGI	guggenheiminvestments.com

Guggenheim International Multi-Asset Income ETF (HGI)

INVESTMENT OBJECTIVE
The Guggenheim International Multi-Asset Income ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the "Multi-Asset Income Index" or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.63%
Acquired Fund Fees and Expenses[1]	0.14%
Total Annual Fund Operating Expenses	1.27%
Fee Waiver and/or Expense Reimbursements[2]	0.43%
Total Annual Fund Operating Expenses After Expense Reimbursements	0.84%

[1]
Acquired Fund Fees and Expenses include the Fund’s pro rata portion of the management fees and operating expenses of closed-end funds in which the Fund invested during its most recently completed fiscal year. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements with the result that the information presented in the table will differ from that presented in the Fund’s financial highlights.

[2]
Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), has contractually agreed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) ("Operating Expenses") of the Fund to 0.65% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when the Investment Adviser ceases to serve as such. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund's expense ratio will increase. The agreement will expire when it reaches its termination or when the Investment Adviser ceases to serve as such.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$86	$322	$676	$1,674

The above Example reflects applicable contractual expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

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when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Multi-Asset Income Index. As of August 31, 2016, the Multi-Asset Income Index was comprised of approximately 150 stocks selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts ("REITs"), master limited partnerships (“MLPs”), Canadian royalty trusts, American depositary receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). The Fund will invest at least 90% of its total assets in stocks that comprise the Index (and underlying securities representing the ADRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees (the "Board") of Claymore Exchange-Traded Fund Trust 2 (the "Trust") may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of May 31, 2016, the financial and energy sectors represented a substantial portion of the Index.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Canadian Risk—As the Fund invests in common stocks and Canadian royalty trusts listed on the TSX, the Fund is subject to certain risks specific to Canadian investments. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

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Canadian Royalty Trust Risk—As the Fund invests in Canadian royalty trusts, it is subject to certain risks applicable to Canadian royalty trusts. The royalty trusts in which the Fund invests are heavily invested in oil and gas. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as the Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.

Potential for Tax Recharacterization or Changes—In addition, under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares of the Fund.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk—Investments in or exposure to emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Energy Sector Risk—The energy sector is often cyclical and highly dependent on commodities prices. Securities prices for companies in the energy sector may be affected by a variety of factors, including, among others, worldwide energy prices, exploration costs, energy conservation efforts, changes in currency exchange rates, government regulation and market, economic and political risks of the countries where energy companies are located or do business. The Fund may be adversely affected by negative developments relating to the energy sector and commodities issuers.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than other investments. The prices of equity securities may rise or fall rapidly or unpredictably and reflect changes in the issuing company’s financial condition and changes in the overall market. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.  The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector.

Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Geographic Focus Risk-Europe—Because the Fund may focus its investments in Europe, the Fund's performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. A default or debt restructuring by any

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European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including the European Union (the "EU") member countries that do not use the euro and non-EU member countries. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

Investment in Investment Companies Risk—Investing in other investment other investment companies, including exchange-traded funds ("ETFs") and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values ("NAVs"). In addition, investments by the Fund in another ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF's shares.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world because of the interconnected global economies and financial markets.

Master Limited Partnership Risk—Master Limited Partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Non-Correlation Risk—The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a semi-annual basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other ETFs that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to

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asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities to reflect the semi-annual rebalancing of the Index. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund.

REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large- capitalization companies.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one and five year and since inception periods compared to those of the Index and a broad measure of market performance. The Fund’s performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at guggenheiminvestments.com.

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Calendar Year Total Returns as of 12/31

The Fund’s year-to-date total return was 2.41% as of June 30, 2016.

Highest Quarter Return Q2 2009 33.97%	Lowest Quarter Return Q4 2008 -24.82%

Average Annual Total Returns (for the periods ended December 31, 2015)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 year	5 years	Since Inception (7/11/2007)
Returns Before Taxes	-12.42%	-1.48%	-2.10%
Returns After Taxes on Distributions	-13.82%	-3.12%	-3.70%
Returns After Taxes on Distributions and Sale of Fund Shares	-6.97%	-1.70%	-2.11%
Zacks International Multi-Asset Income Index (reflects no deduction for fees, expenses or taxes)	-12.55%	-1.24%	-1.73%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-0.81%	3.60%	-0.65%

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Cindy Gao, ETF Analyst. Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Ms. Gao has managed the Fund's portfolio since January 2014.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof and with certain large institutional investors. A Creation Unit consists of 100,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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227 West Monroe Street Chicago, Illinois 60606 800.820.0888 guggenheiminvestments.com

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